UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

(Exact name of registrant as specified in its charter)

Florida	000-1415277	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 7.01.	Regulation FD Disclosure.

On December 11, 2009, 1st United Bancorp, Inc. (the “Registrant”) issued a press release announcing that its wholly-owned subsidiary, 1st United Bank, has acquired certain loans and assumed all the deposits of Republic Federal Bank N. A. Miami under a purchase and assumption agreement with the FDIC. The Registrant will host a live conference call for investors on Monday, December 14, 2009 at 11 a.m. to provide further details regarding this transaction. A copy of the press release, containing instructions on how to access the conference call, and a slide presentation, expected to be made available during the conference call, are attached hereto as Exhibit 99.1 and 99.2, respectively, to this Current Report and are incorporated by reference herein.

The information furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release announcing the acquisition of Republic Federal Bank, N.A., dated December 11, 2009

99.2	Slide Presentation of 1st United Bancorp, Inc., dated December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date:	December 14, 2009	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release announcing the acquisition of Republic Federal Bank, N.A., dated December 11, 2009

99.2	Slide Presentation of 1st United Bancorp, Inc., dated December 14, 2009